Exhibit 32.2


                              Multiband Corporation

                Certification Pursuant to 18 U.S.C. Section 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

         In  connection  with  this  Quarterly   Report  Form  10-Q,   Multiband
Corporation (the "Company") for the period ended June 30, 2005, I, Steven M. Bell, Secretary and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Date: August 22, 2005                By:

                                                      /s/ Steven M. Bell
                                                   Chief Financial Officer

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